UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

July 15, 2010

Viasystems Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15755 (Commission File Number)	75-2668620 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[Missing Graphic Reference]

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 15, 2010, Viasystems Group, Inc. (the “Company”) issued a press release announcing growth of estimated sales and orders for the quarter ended June 30, 2010.  A copy of the press release issued by the Company is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

99.1           Press Release issued by the Registrant on July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 15, 2010

VIASYSTEMS GROUP, INC.

By:          /s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer
(principal accounting officer)